UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       January 29, 2002


Commission file number     1-5128




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)

                    Iowa                                42-0410230
      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)               Identification No.)

    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)

                              515 - 284-3000
          (Registrant's telephone number, including area code)

Item 5. Other Events

On January 29, 2002, Meredith Corporation issued a news release reporting earnings for the second fiscal quarter and six-months ended December 31, 2001. That news release and the related conference call script are attached as exhibits.


Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 News release issued by Meredith Corporation dated January 29, 2002 concerning financial results for the quarter and six-months ended December 31, 2001.

            99.2 Conference call script of conversation with analysts on January 29, 2002 concerning news release of the same date.

                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant




                                 (Suku V. Radia)
                                  Suku V. Radia
                      Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)










Date:  January 29, 2002

                               Index to Exhibits




          Exhibit
          Number                      Item
          -------------------------------------------------------------------

            99.1 News release issued by Meredith Corporation dated January 29, 2002 concerning financial results for the quarter and six-months ended December 31, 2001.

            99.2 Conference call script of conversation with analysts on January 29, 2002 concerning news release of the same date.

































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